                                                                      Exhibit 10


Trademark/Service Mark Application                                   Page 1 of 2


                     *TRADEMARK/SERVICE MARK APPLICATION*

                 *TO THE ASSISTANT COMMISSIONER FOR TRADEMARKS*

<DOCUMENT INFORMATION>
<TRADEMARK/SERVICEMARK APPLICATION>
<VERSION 1.2>

<APPLICANT INFORMATION>
[NAME]  Tekron, Inc.
<STREET>  13123 Poway Road
[CITY]  Poway
[STATE]  CA
<COUNTRY>  USA
<ZIP/POSTAL CODE>  92064
<TELEPHONE NUMBER>  619-692-5868
<FAX NUMBER>  619-291-6499

<APPLICANT ENTITY INFORMATION>
<CORPORATION: STATE/COUNTRY OF INCORPORATION>  Delaware

<TRADEMARK/SERVICEMARK INFORMATION>
<MARK>  marineservice.net
<TYPED FORM>  Yes
~Applicant requests registration of the above-identified trademark/service mark in the United States Patent and Trademark Office on the Principal Register established by the Act of July 5, 1946 (15 U.S.C. Section 105 et seq., as amended).~

<BASIS FOR FILING AND GOODS/SERVICES INFORMATION>
<INTENT TO USE: SECTION 1(b)  Yes
~Applicant has a bona fide intention to use the mark in commerce on or in connection with the below-identified goods/serves. (15 U.S.C. Section 1051(b), as amended.)~
<LISTING OF GOODS AND/OR SERVICES>  Internet website providing information on company's boat servicing business

<FEE INFORMATION>
<TOTAL FEES PAID>  325
<NUMBER OF CLASSES>  1

<SIGNATURE AND OTHER INFORMATION>
~PTO-APPLICANT DECLARATION: The undersigned, being hereby warned that willful false statements and the like so made are punishable by fine or imprisonment, or both, under 18 U.S.C. Section 1001, and that such willful false statements may jeopardize the validity of the application or any resulting registration, declares that he/she is properly authorized to execute this application on behalf of the applicant; he/she believes the applicant to be the owner of the trademark/service mark sought to be registered, or, if the application is being
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Trademark/Service Mark Application                                   Page 2 of 2

filed under 15 U.S.C. Section 1051(b), he/she believes applicant to be entitled to use such mark in commerce; to the best of his/her knowledge and belief no other person, firm, corporation, or association has the right to use the mark in commerce, either in the identical form thereof or in such near resemblance thereto as to be likely, when used on or in connection with the goods/services of such other person, to cause confusion, or to cause mistake, or to deceive; and that all statements made of his/her own knowledge are true; and that all statements made on information and belief are believed to be true.

[SIGNATURE] /s/ ANDY CHANDLER
            ------------------------------- * please sign here *

[DATE]      2-7-00
            -------------------------------

[NAME]  Andrew Chandler
[TITLE] President

     The information contained on this form allows the PTO to determine whether mark may be registered on the Principal or Supplemental register and provides proof of an applicant's claim of ownership of the mark. Respondents to the request for information are required to obtain the benefit of a registration on the Principal or Supplemental register is U.S.C. Sections 105.1 et. seq. and 27 C.P.R. Part 2. Any information collected will be made public. Gathering and providing the information will require an estimated 12 or 18 minutes (depending if the application is based on an intent to use the mark in commerce, use of the mark in commerce or a foreign applicant or registration). Please direct comments on the time needed to complete this form, and/or suggestions for reducing this burden to the Chief Information Officer, U.S. Patent and Trademark Office, U.S. Department of Commerce, Washington D.C. 20231. Please note that the PTO may not conduct or sponsor a collection of information using a form that does not display a valid OMB Control Number.
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PTO Drawing Page                                                     Page 1 of 1

Drawing Page
Date/Time Stamp: Friday, 02-11-2000 13:39:18 EST


Applicant:
Tekron, Inc.
13123 Poway Road
Poway, CA 92064
USA

DATE OF FIRST USE ANYWHERE: INTENT-TO-USE (SECTION 1(b))
DATE OF FIRST USE IN COMMERCE: INTENT-TO-USE (SECTION 1(b))

GOODS AND SERVICES:
Internet website providing information on company's boat servicing business

MARK:

                               MARINESERVICE.NET